Exhibit 10.2

EXECUTION

COURIER CORPORATION

COURIER COMPANIES, INC.

COURIER PUBLISHING, INC.

COURIER KENDALLVILLE, INC.

COURIER PROPERTIES, INC.

NATIONAL PUBLISHING COMPANY

COURIER NEW MEDIA, INC.

DOVER PUBLICATIONS, INC.

RESEARCH & EDUCATION ASSOCIATION, INC.

MOORE-LANGEN PRINTING COMPANY, INC.

FEDERAL MARKETING CORP.

COURIER INTERNATIONAL HOLDINGS, LLC

FASTPENCIL, INC.

dated as of: August 28, 2014

Citizens Bank, National Association

(formerly known as RBS Citizens, N.A.)

Individually and as Agent

28 State Street

Boston, Massachusetts  02109

KeyBank National Association

One Canal Plaza

Portland, Maine 04101

TD Bank, N.A.

200 State Street

Boston, MA 02109

JPMorgan Chase Bank, N.A.

50 Rowes Wharf, 4th Floor

Boston, MA 02110

Re:                             Consent, Waiver and Amendment No. 3 to
Second Amended and Restated Revolving Credit Agreement

Ladies and Gentlemen:

We refer to the Second Amended and Restated Revolving Credit Agreement, dated as of May 23, 2008 (as amended, the “Credit Agreement”), among COURIER CORPORATION, COURIER COMPANIES, INC., COURIER PUBLISHING, INC., COURIER KENDALLVILLE, INC., COURIER PROPERTIES, INC., NATIONAL PUBLISHING COMPANY, COURIER NEW MEDIA, INC., DOVER

PUBLICATIONS, INC., RESEARCH & EDUCATION ASSOCIATION, INC., MOORE-LANGEN PRINTING COMPANY, INC., FEDERAL MARKETING CORP. (d/b/a Creative Homeowner), COURIER INTERNATIONAL HOLDINGS, LLC, and FASTPENCIL, INC. (each a “Borrower” and collectively the “Borrowers”), CITIZENS BANK, NATIONAL ASSOCIATION (formerly known as RBS Citizens, N.A.), in its capacity as a Bank (“Citizens”), KEYBANK NATIONAL ASSOCIATION, in its capacity as a Bank (“Key”), JPMORGAN CHASE BANK, N.A., in its capacity as a Bank (“JPM”) and TD BANK, N.A. in its capacity as a Bank (“TD”; and together with Citizens, Key and JPM, the “Banks”), and CITIZENS BANK, NATIONAL ASSOCIATION (formerly known as RBS Citizens, N.A.), in its capacity as agent for the Banks (the “Agent”).

Terms used in this Consent, Waiver and Amendment No. 3 (this “Amendment No. 3”) which are not defined herein, but which are defined in the Credit Agreement, shall have the same respective meanings herein as therein.

Federal Marketing Corp. (d/b/a Creative Homeowner) (“Creative”) is a wholly-owned subsidiary of National Publishing Company.  The Borrowers intend to (i) convert Creative into a Nevada limited liability company and (ii) to sell all of the limited liability company interests of Creative (collectively, the “Proposed Transactions”).

The sale of the limited liability company interests of Creative will be made in an arms-length transaction with an unaffiliated third party and National Publishing Company will retain all of the sale proceeds from such transaction.

We have requested you to consent to the Proposed Transactions, grant certain waivers under the Credit Agreement with respect to the Proposed Transactions, and make certain amendments to the Credit Agreement to accommodate the foregoing.  You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment No. 3.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment No. 3, and fully intending to be legally bound by this Amendment No. 3, we hereby agree with you as follows:

ARTICLE I

AMENDMENT NO. 3 TO CREDIT AGREEMENT

The Credit Agreement is, or upon the occurrence of the events specified below shall be, amended as follows:

(a)                                 The term “Loan Documents” shall, wherever used in the Credit Agreement or any of the other Loan Documents, be deemed to also mean and include (i) the Consent, Waiver and Amendment No. 3 to Second Amended and Restated Revolving Credit Agreement dated as of August 28, 2014.

(b)                                 The definition of “Borrowers” shall be amended, effective upon the closing of the Proposed Transactions, to delete Creative therefrom.  From and after the closing of the Proposed Transactions, “Borrowers” shall be defined as follows:   “Courier Corporation, Courier Companies, Inc., Courier Publishing, Inc., Courier Kendallville, Inc., Courier Properties, Inc., National Publishing Company, Courier New Media, Inc., Dover Publications, Inc., Research & Education Association, Inc., Moore-Langen Printing Company, Inc., Courier International Holdings, LLC, and FastPencil, Inc.”

(c)                                  Effective as of the closing date of the Proposed Transactions, Exhibit F shall be amended and restated as set forth in Exhibit F hereto.

ARTICLE II

CONSENT AND WAIVER

(a)                                 The Agent and the Majority Banks hereby (i) consent to the Proposed Transactions as described in the introductory paragraphs of this Amendment No. 3 on the condition that they are implemented in the manner described herein and (ii) waive any restrictions in the Credit Agreement prohibiting any such transactions, including that the Agent and the Majority Banks hereby (x) waive the requirements under Section 5.28 of the Credit Agreement that the Borrowers give the Agent thirty (30) days’ prior written notice of the name change that will result from the conversion of Creative into a limited liability company and of the change in corporate form of Creative, and (y) waive Section 6.1(xii) to the extent applicable to the Proposed Transactions, provided, however, that promptly upon or prior to the effectiveness of such name change, the Borrowers shall give the Agent written notice of the new name of Creative, and provided further that, with respect to the consummation of the Proposed Transactions, (i) no Event of Default shall exist immediately prior to or immediately following the closing of the Proposed Transactions, and (ii) such consent is subject to the other terms and conditions of this Amendment No. 3.  It is further acknowledged and agreed that this waiver is a one-time waiver only, and does not constitute a waiver of (i) any breach of the Credit Agreement, whether existing prior to, on or arising after August 28, 2014, or (ii) any of the Agent’s or the Banks’ rights and remedies with respect to any defaults or Events of Default.

(b)                                 The Borrowers acknowledge and agree that Creative shall remain a “Borrower” under and as defined in the Credit Agreement at all times prior to the consummation of the Proposed Transactions, and shall have all of the obligations of a Borrower thereunder.  Notwithstanding the foregoing, from and after the date of this Amendment No. 3, Creative shall not borrow any Revolving Loans or apply for the issuance or renewal of any Letters of Credit.

(c)                                  The Agent and the Majority Banks agree that, at such time as National Publishing Company consummates the sale of Creative, Creative will, simultaneously with the closing of such transaction, automatically cease to be a “Borrower” under the Credit Agreement, without any further action by the Agent or any Bank.

ARTICLE III

CONDITIONS PRECEDENT TO AMENDMENT NO. 3

This Amendment No. 3 shall become and be effective as of the date hereof, but only if the Agent, and the Banks as applicable, receive the following items, in form and content acceptable to the Agent:

(a)                                 Receipt by the Agent of this Amendment No. 3 duly and properly authorized, executed and delivered by the Borrowers, the Agent and the Majority Banks.

(b)                                 Receipt by the Agent of a certified copy of resolutions of each Borrower’s Board of Directors evidencing the due authorization, execution and delivery of this Amendment No. 3 and authorization of the Proposed Transactions;

(c)                                  Receipt by the Agent of certificates as of the date hereof signed by each of the President and Clerk (or Assistant Clerk) or Secretary (or Assistant Secretary) regarding the incumbency and true signature of the officers authorized to sign the documents referred to in this Article II and all other documents and instruments related to the Loans and the transactions contemplated hereby; and

(d)                                 Receipt by the Agent of the form of purchase and sale agreement to be entered into in connection with the sale of the limited liability company interests of Creative prior to the closing of the Proposed Transactions.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

The Borrowers jointly and severally represent, warrant and covenant to you as follows:

(a)                                 Representations in Credit Agreement.  Each of the representations and warranties made by the Borrowers in the Credit Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Amendment No. 3 (except to the extent that such representations and warranties relate expressly to an earlier date).

(b)                                 No Defaults or Events of Default.  No Event of Default, or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, exists on the date of this Amendment No. 3 (after giving effect to the Proposed Transactions contemplated by this Amendment No. 3) and, without limitation of the foregoing, no breach of the covenants, agreements or obligations contained in Sections 5.24 through 5.26 of the Credit Agreement, inclusive, or Section 5.29 of the Credit Agreement, would occur by reason of the consummation of the Proposed Transactions if such covenants were measured as of the date of, and immediately following, the sale or disposition of the limited liability company interests of Creative.

(c)                                 Binding Effect of Documents.  This Amendment No. 3 has been duly authorized, executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein and therein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

(d)                                 Subsidiaries.  Except as set forth on Exhibit F attached hereto, there are no Subsidiaries of Courier Corporation or any of the other Borrowers

(e)                                  Confirmation of Sale of Creative.  Promptly upon consummation of the sale of Creative, the Borrowers shall provide the Agent with written notice that such sale has occurred, and a copy of the definitive Purchase and Sale Agreement relating to such sale.

ARTICLE V

MISCELLANEOUS

This Amendment No. 3 may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument.  In making proof of this Amendment No. 3, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.  Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Credit Agreement and each of the Loan Documents shall remain unmodified, and the Credit Agreement and each of the Loan Documents, as amended and supplemented by this Amendment No. 3, are confirmed as being in full force and effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment No. 3, whereupon this Amendment No. 3, as so accepted by you, shall become a binding agreement among you and the undersigned.

Very truly yours,

The Borrowers:

COURIER CORPORATION
COURIER COMPANIES, INC.
COURIER PUBLISHING, INC.
COURIER KENDALLVILLE, INC.
COURIER PROPERTIES, INC.
NATIONAL PUBLISHING COMPANY
COURIER NEW MEDIA, INC.
DOVER PUBLICATIONS, INC.
RESEARCH & EDUCATION ASSOCIATION, INC.
MOORE-LANGEN PRINTING COMPANY, INC.
FEDERAL MARKETING CORP.
COURIER INTERNATIONAL HOLDINGS, LLC
FASTPENCIL, INC.

By:	/s/ Lee Cochrane
	Name:	Lee Cochrane
	Title:	Vice President and Treasurer

Courier Signature Page Amendment No. 3

The foregoing Amendment No. 3 is hereby accepted by the undersigned as of the date first set forth above.

The Banks:

CITIZENS BANK, NATIONAL ASSOCIATION (formerly known as RBS Citizens, N.A.)

By:	/s/ Michael D. Jones
	Name:	Michael D. Jones
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ John C. Everett
	Name:	John C. Everett
	Title:	Vice President

TD BANK, N.A.

By:	/s/ Gregory W. Spurr
	Name:	Gregory W. Spurr
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Sandra M. Serie
	Name:	Sandra M. Serie
	Title:	Underwriter

The Agent:

CITIZENS BANK, NATIONAL ASSOCIATION (formerly known as RBS Citizens, N.A.)

By:	/s/ Michael D. Jones
	Name:	Michael D. Jones
	Title:	Vice President

Courier Signature Page Amendment No. 3

Exhibit F

Courier Corporation

Courier Companies, Inc.

Courier Publishing, Inc.

Courier Kendallville, Inc.

Courier Properties, Inc.

National Publishing Company

Courier New Media, Inc.

Dover Publications, Inc.

Research & Education Association, Inc.

Moore-Langen Printing Company, Inc.

Courier International Holdings, LLC

FastPencil, Inc.